                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 15, 2003
                                                          --------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       1-5735                57-1001177
      --------                     ---------               ----------
(State or other Jurisdiction of    (Commission             (IRS Employer
incorporation or organization)     File Number)            Identification No.)


203 West Main Street, Union, South Carolina                29379-0886
-------------------------------------------                ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (864) 427-9000
                                                           --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated April 15, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On April 15, 2003, Union Financial Bancshares, Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNION FINANCIAL BANCSHARES, INC.


Dated:  April 16, 2003              By: /s/ Dwight V. Neese
                                        ----------------------------------------
                                        Dwight V. Neese
                                        President and Chief Executive Officer











                                      3